UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2009

MOLECULAR INSIGHT

PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Second Street, Cambridge, Massachusetts 02142

(Address of Principal Executive Offices, Including Zip Code)

(617) 492-5554

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 1, 2009, Molecular Insight Pharmaceuticals, Inc. (the “Company”) entered into an agreement (the “Sublicense Agreement”) to sub-license its Onalta™ brand 90-Y edotreotide radiotherapeutic in certain countries in Europe, the Middle East, North Africa, Russia and Turkey to BioMedica Life Sciences, S.A., Athens, Greece (“BioMedica”).

The Sublicense Agreement provides BioMedica an exclusive sub-license to intellectual property rights and know-how of the Company and Novartis Pharma AG (from which the Company had licensed the rights to edotreotide, the parent compound of Onalta) with respect to Onalta. Under the Sublicense Agreement, BioMedica is expected to perform clinical studies and market, distribute and commercialize Onalta in the specified territories and secure all regulatory approvals. Under the terms of the Sublicense Agreement, BioMedica will purchase finished product, including compassionate use and clinical trial supplies exclusively from the Company for a five-year period, with a five-year renewal option.

Under terms of the Sublicense Agreement, the Company will receive an initial, nonrefundable payment of $4.4 million and will be eligible to receive additional regulatory milestone payments. Overall, the Company could receive more than $10 million in total regulatory milestone and upfront payments, net of license payments. The Company also is eligible to receive milestone and tiered royalties on Onalta sales.

The above description of the Sublicense Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which will be filed in accordance with SEC rules and regulations.

Item 7.01 Regulation FD Disclosure

On September 2, 2009, the Company issued a press release announcing entry into the Sublicense Agreement with BioMedica. A copy of the press release is attached as Exhibit No. 99.1 to this Current Report on Form 8-K.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be “filed” under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities thereunder, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished pursuant to Item 7.01:

99.1	Press Release of Molecular Insight Pharmaceuticals, Inc., issued September 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 2nd day of September, 2009.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.

By:  /s/  Charles H. Abdalian, Jr.

        Name: Charles H. Abdalian, Jr.

        Title: Vice President of Finance and

                  Chief Financial Officer

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description
99.1	Press Release of Molecular Insight Pharmaceuticals Inc., issued September 2, 2009.